Capital Management	12 Months Ended
Dec. 31, 2025
Basis of presentation [abstract]
Capital Management
23.	Capital Management

The Company defines capital as the aggregate of its capital stock and borrowings and convertible debentures.

As at December 31, 2025, the Company’s share capital was $169,703,291 (December 31, 2024 – $150,470,325). The Company does not have any long-term debt.

The Company manages its capital structure in accordance with changes in economic conditions. To maintain or adjust its capital structure, the Company may elect to issue or repay financial liabilities, issue shares, repurchase shares or undertake any other activities as deemed appropriate under specific circumstances. The Company is not subject to any externally imposed capital requirements. There were no changes in capital management during the years ended December 31, 2025, and 2024.